Exhibit 32

               HECTOR COMMUNICATIONS CORPORATION AND SUBSIDIARIES
    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                                  Certification

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2004                                /s/ Curtis A. Sampson
                                                   ----------------------------
                                                    Chief Executive Officer


Date:  May 13, 2004                                /s/ Charles A. Braun
                                                   ----------------------------
                                                    Chief Financial Officer